FREMONT MUTUAL FUNDS, INC.

     SUPPLEMENT DATED OCTOBER 1, 1997 TO THE PROSPECTUS DATED MARCH 1, 1997

     Effective October 1, 1997, the Fremont Mutual Funds are distributed by
            First Fund Distributors, Inc., San Francisco, CA 94105.